UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2017, Bioanalytical Systems, Inc. (the "Company") granted Jill C. Blumhoff, Chief Financial Officer and Vice—President Finance of the Company, and Philip A. Downing, Senior Vice President Pre-Clinical Services of the Company, options to purchase up to 20,000 of the Company’s common shares each at a price of $1.94 (the closing price of the Company's common shares on October 26, 2017) pursuant to the Company's 2008 Director and Employee Stock Option Plan (the "Option Plan") and Option Agreements dated October 27, 2017 (the "Option Agreements"). The options will vest and become exercisable in three installments on the first, second and third anniversaries of the grant date, on a 40%, 30%, and 30% schedule, subject to the conditions set forth in the Option Plan and the related Option Agreements.

In connection with the grants, the Company revised certain provisions of its form employee stock option award agreement to: (i) provide the Company with discretion to deliver purchased shares in book-entry form, (ii) afford grantees a period of 60 days after a termination by the Company without "cause" or by the grantee for "good reason" (each as defined in the form agreement) in which to exercise any vested portion of the option and (iii) provide that in the event of a Change of Control (as defined in the Option Plan) the option shall become fully and unconditionally vested, unless the option is assumed, converted, replaced, or continued by the relevant continuing entity and, if so assumed converted, replaced or continued, upon a termination by the Company without cause or by the grantee for good reason within the 12-month period following such Change of Control.

The foregoing summary of the revised form agreement does not purport to be complete and is qualified in its entirety by reference to the form agreement to be filed with the Company’s quarterly report on Form 10-Q for the period ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: November 2, 2017	By:	/s/ Jill C. Blumhoff
Jill C. Blumhoff
Chief Financial Officer,
Vice President—Finance